UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 19, 2008

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey 07024

(Address of principal executive offices) (Zip code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          On February 22, 2008, ORBCOMM Inc. (the “Company”) announced that the Board of Directors of the Company had elected Marc Eisenberg as Chief Executive Officer effective as of March 31, 2008 and a director of the Company effective as of March 7, 2008, replacing Jerome B. Eisenberg, who is retiring as Chief Executive Officer. Jerome Eisenberg will continue as non-executive employee and Chairman of the Board of the Company. A copy of the Company’s press release dated February 22, 2008 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

           Marc Eisenberg has served as Chief Operating Officer of the Company since February 2007. From June 2006 to February 2007, he was Chief Marketing Officer of the Company. From March 2002 to June 2006, he was Executive Vice President, Sales and Marketing of the Company. He was also a member of the Board of Directors of ORBCOMM Holdings LLC from May 2002 until February 2004. Marc Eisenberg is the son of Jerome Eisenberg.

          On February 21, 2008, the Company entered into an employment agreement (the “M. Eisenberg Agreement”) with Marc Eisenberg to serve as Chief Executive Officer of the Company effective as of March 31, 2008. Upon its effectiveness, the M. Eisenberg Agreement supersedes and replaces any prior employment agreements with Marc Eisenberg (except for any of his obligations applicable to the period prior to March 31, 2008) and expires on December 31, 2010, unless terminated earlier pursuant to the terms of the M. Eisenberg Agreement. The M. Eisenberg Agreement may be extended by mutual agreement of the parties. Upon the expiration of the M. Eisenberg Agreement's term, and any extension thereof, Marc Eisenberg will continue to be employed on an “at will” basis.

          The M. Eisenberg Agreement provides for an annual base salary of $365,000. In addition to his salary, Marc Eisenberg is entitled to certain employee benefits, including medical and disability insurance, term life insurance, paid holiday and vacation time and other employee benefits paid by the Company. Marc Eisenberg is eligible to receive a bonus, payable in cash or cash equivalents, based on a percentage of his base salary (ranging from 18% to 140%) dependent upon achieving 90% to 133% of certain performance targets established each year by the Board of Directors. No bonus will be paid under the M. Eisenberg Agreement unless 90% of the applicable performance targets established by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) for that fiscal year are met or exceeded. Marc Eisenberg will be entitled to participate in any profit sharing and/or pension plan generally provided for the Company’s executives, and in any equity option plan or restricted equity plan established by the Company in which the Company’s senior executives are generally permitted to participate.

          In addition, under the M. Eisenberg Agreement, the Company will issue to Marc Eisenberg on March 31, 2008 an award of 425,000 stock appreciation rights (“SARs”). Upon the exercise of a SAR, the Company will deliver cash, shares of common stock valued at fair market value on the date of exercise or a combination of cash and shares of common stock, as the

Compensation Committee may determine. The SARs will have a base price equal to the fair market value on the date of grant. 125,000 SARs will vest on December 31, 2008, 150,000 SARs will vest on December 31, 2009 and 150,000 SARs will vest on December 31, 2010.

          If Marc Eisenberg’s employment is terminated by the Company without “cause” (as defined in the M. Eisenberg Agreement) or by him due to a material change in his status, title, position or scope of authority or responsibility during the term of the M. Eisenberg Agreement, or any extension thereof, he is entitled to continue to receive his base salary and continued health insurance coverage for one year immediately following such termination. Marc Eisenberg’s post-termination payments are conditioned on his executing a release in favor of the Company. In addition, the M. Eisenberg Agreement contains standard covenants relating to confidentiality and assignment of intellectual property rights, a two-year post-employment non-solicitation covenant and a one-year post-employment non-competition covenant. Upon a termination of employment following a “change of control” (as defined in the M. Eisenberg Agreement), Marc Eisenberg will be entitled to the same post-employment payments as if his employment were terminated by the Company without “cause” (as described above), unless the successor or transferee company continues his employment on substantially equivalent terms as under the M. Eisenberg Agreement; provided that if the “change of control” transaction occurs, then the length of the severance period during which Marc Eisenberg receives continued base salary and coverage under the Company’s health insurance plan will be the longer of one year immediately following the employment termination date or the remainder of the term at the time the employment termination occurs.

           On February 19, 2008, Marc Eisenberg was elected as a director of the Company effective as of March 7, 2008 and has been designated as a Class II Director, filling an existing vacancy on the Board of Directors, to serve until the Company’s 2008 Annual Meeting of Shareholders or until his successor is elected and qualified.

          On February 21, 2008, the Company entered into an employment agreement (the “Costantini Agreement”) with Robert G. Costantini, the Company’s Executive Vice President and Chief Financial Officer, effective as of March 31, 2008. Upon its effectiveness, the Costantini Agreement supersedes and replaces any previous employment agreements with Mr. Costantini (except for any of his obligations applicable to the period prior to March 31, 2008) and expires on December 31, 2010, unless terminated earlier pursuant to the terms of the agreement. The Costantini Agreement may be extended by mutual agreement of the parties. Upon the expiration of the Costantini Agreement’s term, and any extension thereof, Mr. Costantini will continue to be employed on an “at will” basis.

           The Costantini Agreement provides for an annual base salary of $283,500. In addition to his salary, Mr. Costantini is entitled to certain employee benefits, including medical and disability insurance, term life insurance, paid holiday and vacation time and other employee benefits paid by the Company. Mr. Costantini is eligible to receive a bonus, beginning with 2008 fiscal year, payable in cash or cash equivalents, based on a percentage of his base salary (ranging from 18% to 140%) dependent upon achieving 90% to 133% of certain performance targets established each year by the Board of Directors. No bonus will be paid under the Costantini Agreement unless 90% of the applicable performance targets established by the Compensation Committee for that fiscal year are met or exceeded. Mr. Costantini is entitled to participate in any profit sharing and/or pension plan generally provided for the Company’s executives, and in any equity option plan or restricted equity plan established by the Company in which the Company’s senior executives are generally permitted to participate.

          In addition, under the Costantini Agreement, the Company will issue Mr. Costantini on March 31, 2008 an award consisting of 250,000 SARs. Upon the exercise of a SAR, the Company will deliver cash, shares of common stock valued at fair market value on the date of exercise or a combination of cash and shares of common stock, as the Compensation Committee may determine. The SARs will have a base price equal to the fair market value on the date of grant. 50,000 SARs will vest on December 31, 2008, 100,000 SARs will vest on December 31, 2009 and 100,000 SARs will vest on December 31, 2010.

          If Mr. Costantini’s employment is terminated by the Company without “cause” (as defined in the Costantini Agreement) or by him due to a material change in his status, title, position or scope of authority or responsibility during the term of the Costantini Agreement, or any extension thereof, he is entitled to continue to receive his base salary and continued health insurance coverage for one year immediately following such termination. Mr. Costantini’s post-termination payments are conditioned on his executing a release in favor of the Company. In addition, the Costantini Agreement contains standard covenants relating to confidentiality and assignment of intellectual property rights, a two-year post-employment non-solicitation covenant and a one-year post-employment non-competition covenant. Upon a termination of his employment following a “change of control” (as defined in the Costantini Agreement), Mr. Costantini will be entitled to the same post-employment payments as if his employment were terminated by the Company without “cause” (as described above), unless the successor or transferee company continues his employment on substantially equivalent terms as under his agreement; provided that if the “change of control” transaction occurs, then the length of the severance period during which Mr. Costantini receives continued base salary and coverage under the Company’s health insurance plan will be the longer of one year immediately following the employment termination date or the remainder of the term at the time the employment termination occurs.

           On February 21, 2008, the Company entered into an employment agreement (the “Stolte Agreement”) with John Stolte, the Company’s Executive Vice President – Technology and Operations, effective as of March 31, 2008. Upon its effectiveness, the Stolte Agreement supersedes and replaces any previous employment agreements with Mr. Stolte (except for any of his obligations applicable to the period prior to March 31, 2008) and expires on December 31, 2010, unless terminated earlier pursuant to its terms. The Stolte Agreement may be extended by mutual agreement of the parties. Upon the expiration of the Stolte Agreement’s term, and any extension thereof, Mr. Stolte will continue to be employed on an “at will” basis.

           The Stolte Agreement provides for an annual base salary of $236,250. In addition to his salary, Mr. Stolte is entitled to certain employee benefits, including medical and disability insurance, term life insurance, paid holiday and vacation time and other employee benefits paid by the Company. Mr. Stolte is eligible to receive a bonus based on a percentage of his base salary (up to 75%) dependent upon achieving certain performance targets established each year by the Board of Directors of the Company. Mr. Stolte is entitled to participate in any profit sharing and/or pension plan generally provided for the Company's executives, and in any equity option plan or restricted equity plan established by the Company in which the Company's executives are generally permitted to participate.

            In addition, under the Stolte Agreement, the Company will issue Mr. Stolte on March 31, 2008 an award consisting of 150,000 SARs. Upon the exercise of a SAR, the Company will deliver cash, shares of common stock valued at fair market value on the date of exercise or a combination of cash and shares of common stock, as the Compensation Committee may determine. The SARs will have a base price equal to the fair market value on the date of grant. 30,000 SARs will vest on December 31, 2008, 60,000 SARs will vest on December 31, 2009 and 60,000 SARs will vest on December 31, 2010.

           If Mr. Stolte’s employment is terminated by reason of his death or disability, or by the Company without “cause” (as defined in the Stolte Agreement) during the term of the Stolte Agreement, or any extension thereof, he or his estate is entitled to continue to receive his then current base salary for one year immediately following such termination. Mr. Stolte’s post-termination payments are conditioned on his executing a release in favor of the Company. In addition, the Stolte Agreement contains standard covenants relating to confidentiality and assignment of intellectual property rights, a two-year post-employment non-solicitation covenant and a one-year post-employment non-competition covenant. Upon a termination of his employment following a “change of control” (as defined in the Stolte Agreement), Mr. Stolte will be entitled to the same post-employment payments as if his employment were terminated by the Company without “cause” (as described above), unless the successor or transferee company continues his employment on substantially equivalent terms as under the Stolte Agreement.

Item 9.01.     Financial Statements and Exhibits.

(d)   Exhibits.
          99.1           Press Release of the Company dated February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.
By:	/s/ Christian G. Le Brun

	Name: Title:	Christian G. Le Brun Senior Vice President, General Counsel and Secretary

Date:  February 25, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of the Company dated February 22, 2008

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